Exhibit 10.22AL

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

THIRTY-SEVENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This THIRTY-SEVENTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, pursuant to the Agreement, CSG provides Customer with a Customer Test Environment Region (“CTER”) to use Customer’s [****] environment for testing, for a [******* ******* *** *********** ***], as more particularly described in the Amended and Restated Statement of Work, effective as of July 13, 2015 (CSG document no. 4105208) and Change Order No. 1 (CSG document no. 4112732) (collectively the “SOW”); and

WHEREAS, the SOW has reached its expiration term, and the [******* ******* *** *********** ***] has ceased to be [********] effective as of [*** ******* **** *******]; and

WHEREAS, Customer desires to receive, and CSG agrees to continue to support, the CTER, which allows the Customer to continue to use their [****] environment, and the parties desire to reinstate the [******* ******* *** *********** ***] effective with the [******** **** ******* ******].

NOW THEREFORE, CSG and Customer agree to the following as of the Effective Date.

1.

As of the Amendment Effective Date, Schedule F, Fees, Section IV, Ancillary Products and Services, is hereby amended to add a new subsection “M” entitled “Ancillary Services for Customer Test Environment Region (“CTER”)” as follows:

M. Ancillary Services for Customer Test Environment Region (“CTER”)

Description of Item/Unit of Measure	Frequency	Fee
1.[******* *** ***********] Fee (Note 1 and Note 2)
▪[*** *** ** ** ****** ************ *** ***]	[*******]	[$********]
▪[*** *** **** ****** ************ *** **********]	[*******]	[$******]

Note 1:  Fees incurred and [********** ******** **** *** ******** **** ******* ****** ******* ******** ****] shall be invoiced to Customer [** *** ******* ***** ********* *** ********* **** **] that certain (the “[**] Amendment”) [**] Amendment to the Agreement (CSG doc. no. 4120566).

Note 2:  Fees for [**** *** *** ******* **** **********] are invoiced on a [******* *****] in [*******].

2.

For the convenience of the parties, the [******* *** ***********] Fee for [******** ******* ******** ****] are a total amount of [*** ******* *********** ******** *** ******* *********** *******] [($**********)], which amount will be invoiced to Customer [********* *** ********* **** ** **** *********].

3.	The fees set forth in the Agreement are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

THIS AMENDMENT is executed on the day and year last signed below (“Effective Date”).

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: Senior Vice President Procurement	Title: SVP, Secretary & General Counsel
Date: 2-4-2019	Date: 1/29/19